UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2023

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 714-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LPTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On March 16, 2023, Leap Therapeutics, Inc. (the “Company”) and BeiGene, Ltd. (“BeiGene”) entered into a letter agreement (the “Letter Agreement”). Pursuant to the Letter Agreement, BeiGene and the Company have agreed that BeiGene’s option (the “Option”) under the previously disclosed Exclusive Option and License Agreement, dated as of January 3, 2020, between the Company and BeiGene (the “Option and License Agreement”) to obtain an exclusive license under certain of the Company’s intellectual property to develop and commercialize DKN-01, the Company’s anti-DKK1 monoclonal antibody, has expired in accordance with the terms of the Option and License Agreement.

The Letter Agreement also provides for (i) the Company and BeiGene to continue to collaborate on Part C of the Company’s ongoing randomized controlled trial of DKN-01 in combination with BeiGene’s anti-PD-1 antibody, tislelizumab, and chemotherapy in first-line gastric cancer patients (the “Distinguish Trial”) for so long as the Company and BeiGene require such collaboration to complete Part C of the Distinguish Trial in accordance with the protocol for the Distinguish Trial, (ii) BeiGene to continue to supply BeiGene’s anti-PD-1 antibody, tislelizumab, pursuant to that certain Clinical Manufacturing and Supply Agreement, dated as of April 23, 2020, by and between the Company and BeiGene (the “Supply Agreement”) for such period of time as is necessary to complete Part C of the Distinguish Trial in accordance with the protocol for the Distinguish Trial, (iii) the Company and BeiGene to continue to perform their respective obligations under the Option and License Agreement, the Supply Agreement, that certain Clinical Quality Agreement, dated as of May 3, 2020, by and between the Company and BeiGene (the “Quality Agreement”), and that certain First Amended and Restated Pharmacovigilance Agreement, dated as of October 12, 2022, by and between the Company and BeiGene (the “Pharmacovigilance Agreement”), in each case after giving effect to the amendments and modifications thereto effected and implemented by the Letter Agreement and only for such period of time as is necessary to complete Part C of the Distinguish Trial in accordance with the protocol for the Distinguish Trial, and (iv) certain amendments or modifications to the terms of the Option and License Agreement, the Supply Agreement, the Quality Agreement and the Pharmacovilance Agreement to provide for the continuation of such agreements pursuant to, and in accordance with, terms that reflect the expiration of the Option and the continued clinical collaboration of the Company and BeiGene on Part C of the Distinguish Trial in accordance with the protocol for the Distinguish Trial.

The foregoing description of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by this reference.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2023, the Company filed with the Secretary of State of the State of Delaware the Certificate of Amendment to the Certificate of Designation of the Company’s Special Voting Stock (the “Certificate of Amendment”), which Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Certificate of Amendment amends the Certificate of Designation of the Company’s Special Voting Stock to provide for an increase in the percentage of outstanding shares of Common Stock of the Company that the sole holder of the Company’s Special Voting Stock, together with its affiliates and associates, must hold from 5% to 9.9% in order for such sole holder of the Company’s Special Voting Stock to have the right to designate one (1) individual as a director on the Board of Directors of the Company.

Item 5.07     Submission of Matters to a Vote of Security Holders.

(a) On March 16, 2023, the Company held a Special Meeting of the sole holder of Special Voting Stock of the Company (the “Special Meeting”). The Special Voting Stock of the Company is not registered under Section 12 of the Securities Exchange Act of 1934, as amended, and, as of March 6, 2023, the record date for the Special Meeting, there was only one share of Special Voting Stock authorized, issued and outstanding.

(b) At the Special Meeting, the sole stockholder of the Company’s Special Voting Stock approved the proposal to amend the Certificate of Designation of the Company’s Special Voting Stock set forth below. The tabulation of votes for the proposal is as follows:

Proposal 1 – Approval of Amendment to the Certificate of Designation of the Company’s Special Voting Stock.

	For	Against	Abstain
To consider and vote upon a proposal to amend the Certificate of Designation of Special Voting Stock of the Company as set forth in the Certificate of Amendment.	1	0	0

Item 8.01. Other Events

On March 16, 2023, the Company issued a press release entitled “Leap Therapeutics Provides Update on BeiGene Option Agreement for DKN-01.”

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference; provided, however that information on or connected to our website referenced in the Company’s press release is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Designation of Special Voting Stock
10.1*	Continuing Clinical Collaboration Letter Agreement
99.1	Press Release dated March 16, 2023
104	Cover Page Interactive Data File

*Certain of the schedules and exhibits to this exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP THERAPEUTICS, INC.

Dated: March 16, 2023	By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Executive Officer and President